                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                 FOR TENDER OF
                     10% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
                10% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A
                                       of
                      PEDIATRIC SERVICES OF AMERICA, INC.

                  PURSUANT TO THE PROSPECTUS DATED MAY__, 1998


+------------------------------------------------------------------------------+
| THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK | | CITY TIME, ON _______________, 1998 OR SUCH LATER DATE AND TIME TO WHICH THE |
| EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE       |
| WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.                          |
+------------------------------------------------------------------------------+


                 The Exchange Agent For The Exchange Offer Is:
                             SUNTRUST BANK, ATLANTA

        By Mail:                           By Facsimile:                    By Hand or Overnight
(Registered or Certified            (Eligible Institutions Only)                  Delivery:
   Mail recommended)

   SunTrust Bank, Atlanta              SunTrust Bank, Atlanta               SunTrust Bank, Atlanta
58 Edgewood Avenue, Suite 400     Facsimile Number: (404) 332-3966      58 Edgewood Avenue, Suite 400
   Atlanta, Georgia 30303            Attention: David M. Kaye               Atlanta, Georgia 30303
 Attention: David M. Kaye           Corporate Trust Department             Attention: David M. Kaye
Corporate Trust Department                                                Corporate Trust Department
                                      To Confirm by Telephone
                                     or for Information Call:
                                          (404) 588-8060

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned hereby acknowledges receipt and review of the Prospectus dated May ______, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus") of Pediatric Services of America Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 10% Senior Subordinated Notes due 2008, Series A (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 10% Senior Subordinated Notes due 2008 (the "Old Notes"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

  The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  This Letter of Transmittal is to be used by a Holder of Old Notes either if original Old Notes are to be forwarded herewith or if delivery of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instructions 1 and 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

--------------------------------------------------------------------------------------------------
                           DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------
IF BLANK, PLEASE PRINT   REGISTERED     AGGREGATE PRINCIPAL AMOUNT      PRINCIPAL AMOUNT TENDERED
NAME AND ADDRESS OF      NUMBER(S)**    REPRESENTED BY NOTE(S)          (IF LESS THAN ALL)***
REGISTERED HOLDER (AS
IT APPEARS ON OLD
NOTES, IF APPLICABLE).*
--------------------------------------------------------------------------------------------------

                       ---------------------------------------------------------------------------

                       ---------------------------------------------------------------------------

                       ---------------------------------------------------------------------------

                                        TOTAL AMOUNT TENDERED
--------------------------------------------------------------------------------------------------

  * Please list each Old Note separately. Attach additional list if necessary. ** Need not be completed by book-entry holders.
*** Unless otherwise indicated, any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be integral multiples of $1,000. See
    Instruction 4.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

                                  [  ] The Depository Trust Company
Name of Tendering Institution:________________________________________________

Book-Entry Transfer Facility Account Number:__________________________________

Transaction Code Number:______________________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) of Old Notes:____________________________________

Window Ticket Number (if any):________________________________________________

Date of Execution of Notice of Guaranteed Delivery:___________________________

Name of Eligible Institution which Guaranteed Delivery:_______________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution:________________________________________________

Book-Entry Transfer Facility Account Number:__________________________________

Transaction Code Number:______________________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:_________________________________________________________________________

Address:______________________________________________________________________

       If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it acknowledges that the Old Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

Ladies and Gentleman:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE THE NEW NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OLD NOTES, AND THAT THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE BY THE COMPANY.

  The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the Staff of the Securities and Exchange Commission (the "Commission") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in a distribution of such New Notes. The undersigned hereby further represent(s) to the Company that (i) any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes,
(iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  If the undersigned or the person receiving the New Notes is a broker-dealer that is receiving New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the New Notes (i) the undersigned cannot rely on the position of the Staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case, such registration statement must contain the selling security holder information required by Item 507 of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

  If the undersigned or the person receiving the New Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Company that the undersigned understands and acknowledges that the New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange properly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

                           HOLDER(S) PLEASE SIGN HERE
                              (SEE INSTRUCTION  5)
         (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON PAGE 13)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 5)

       This Letter of Transmittal must be signed by the registered Holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

X_______________________________________________________________________________

X_______________________________________________________________________________
                                Signature(s) of Holders(s)

Date: _________________________

Name(s):________________________________________________________________________

  ______________________________________________________________________________
                                (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

 _______________________________________________________________________________
                                (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

________________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 5)

Signature(s) Guaranteed by an
Eligible Institution:__________________________________________________________
                                (Authorized Signature)

Date: __________________
Name of Firm:__________________________________________________________________
Capacity (full title):_________________________________________________________
                                (Please Type or Print)

Address:_______________________________________________________________________

 ______________________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY (i) if New Notes, or Old Notes not tendered, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes maintained by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility.

Issue

[ ] Old Notes not tendered to:
[ ] New Notes to:

Name(s):__________________________________

        __________________________________
           (Please Type or Print)

Address:__________________________________

__________________________________________
           (Include Zip Code)

Area Code and
Telephone Number:_________________________

__________________________________________
(Tax Identification or Social
 Security Number(s))

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry
     Transfer Facility set forth below:

  _______________________________________
  (Book-Entry Transfer Facility Account
   Number, if applicable)


               SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if New Notes, or Old Notes not tendered, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail

[ ] Old Notes not tendered to:
[ ] New Notes to:

Name(s): __________________________________

 __________________________________________
           (Please Type or Print)

Address: __________________________________

___________________________________________
          (Include Zip Code)

Area Code and
Telephone Number: _________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR BOOK-ENTRY CONFIRMATIONS.

     All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

2.   GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, or (b) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or a trust company having an office or correspondent in the United States (an "Eligible institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the registration number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Old Notes (or a Book-Entry Confirmation) in proper form for transfer, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered shares of Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     Any Holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

3.   TENDER BY HOLDER.

     Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial Holder of Old Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

4.   PARTIAL TENDERS.


     Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes in tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" contained in the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes in not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the box on this Letter of Transmittal entitled "Special Delivery Instructions", promptly after the Old Notes are accepted for exchange.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal (or facsimile hereof) in signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the names as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by properly completed bond powers, in each case signed as the name of the registered Holder or Holders appears on the Old Notes with the signature thereon guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     ENDORSEMENTS ON OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 5 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered Holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any New Notes or Old Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

6.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom in not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

8.   TAX IDENTIFICATION NUMBER.

     Federal income tax law requires that a Holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

     To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

9.   VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

10.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11.  NO CONDITIONAL TENDER.

     No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

12.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

13.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES.

     Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Exchange Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

15.  WITHDRAWAL.

     Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL FORM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 8)
               PAYOR'S NAME: PEDIATRIC SERVICES OF AMERICA, INC.


SUBSTITUTE                       PART I -- Please provide your
                                 TIN in the box at right and        _______________________
                                 certify by signing and dating       Social Security Number
                                 below
                                                                                OR
FORM W-9
DEPARTMENT OF THE TREASURY                                           ________________________
INTERNAL REVENUE SERVICE                                          Employer Identification Number

                                ------------------------------------------------------------------

PAYOR'S REQUEST FOR TAXPAYER       PART II -- TIN Applied For  G
IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATION               ------------------------------------------------------------------
                                 CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                 (1)  the number shown on this form is my correct taxpayer
                                      identification number (or I am waiting for a number to be
                                      issued to me),
                                 (2)  I am not subject to backup withholding either
                                      because (i) I am exempt from backup withholding, (ii) I
                                      have not been notified by the Internal Revenue Service
                                      ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                      (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                 (3)  the other information provided on this form is true
                                      and correct.
                               ------------------------------------------------------------------
                                 SIGNATURE________________________  DATE_______________________
-------------------------------------------------------------------------------------------------
You must cross out all of item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TIN



CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all payments of the Offer Price made to me thereafter will be withheld until I provide a number.

========================================================


Signature: __________________________________  Date: _______________________

                      PEDIATRIC SERVICES OF AMERICA, INC.

                TENDER OF 10% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
                10% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A




To:  Brokers, Dealers, Commercial Banks,
     Trust Companies and Other Nominees:

  Pediatric Services of America, Inc. is offering, upon and subject to the terms and conditions set forth in a Prospectus dated May ___, 1998 (the "Prospectus"), and the enclosed letter of transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offer") up to $75,000,000 aggregate principal amount of its 10% Senior Subordinated Notes due 2008, Series A (the "New Notes") for up to $75,000,000 aggregate principal amount of its outstanding 10% Senior Subordinated Notes due 2008 (the "Old Notes"). The New Notes are being offered in order to satisfy certain obligations of the Company and the Guaranteeing Subsidiaries contained in the Registration Rights Agreement dated April 16, 1998, by and among the Company, the Guaranteeing Subsidiaries and Salomon Brothers Inc., NationsBanc Montgomery Securities LLC and First Union Capital Markets, a division of Wheat First Securities, Inc., as the initial purchasers with respect to the offering of the Old Notes.

  We are requesting that you contact your clients for whom you hold Old Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Old Notes registered in your name or in the name of your nominee, or who hold Old Notes registered in their own names, we are enclosing the following documents:

  1.   Prospectus dated May____, 1998;

  2. The Letter of Transmittal for your use and for the information (or the use, where relevant) of your clients;

  3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Old Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

  4. A form of letter which may be sent to your clients for whose account you hold Old Notes registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

  5. Return envelopes addressed to SunTrust Bank, Atlanta, the Exchange Agent for Old Notes.

YOUR PROMPT ACTION IS REQUESTED. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1998, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). THE OLD NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

  To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof or an Agent's Message (as defined in the Letter of Transmittal) in lieu thereof), with any required signature guarantees and any other required documents, should be sent to the Exchange Agent and certificates representing the Old Notes should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

  If holders of Old Notes wish to tender, but it is impracticable for them to forward their certificates for Old Notes prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

  The Company will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Old Notes held by them as nominee or in a fiduciary capacity. The Company will pay or cause to be paid all stock transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, except as set forth in Instruction 7 of the Letter of Transmittal.

  Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to SunTrust Bank, Atlanta, the Exchange Agent for the Old Notes, at its address and telephone number set forth on the front of the Letter of Transmittal.

                                      Very truly yours,



                                       Pediatric Services of America, Inc.






NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CREATE AN AGENCY RELATIONSHIP BETWEEN YOU OR ANY OTHER PERSON AND PEDIATRIC SERVICES OF AMERICA, INC., OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF PEDIATRIC SERVICES OF AMERICA, INC. OR THE EXCHANGE AGENT WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.


Enclosures

                      PEDIATRIC SERVICES OF AMERICA, INC.

                TENDER OF 10% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
                10% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A



To Our Clients:

  We are enclosing herewith a Prospectus, dated May ______, 1998, of Pediatric Services of America, Inc. (the "Company"), a Delaware corporation, and a related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Company, to exchange its 10% Senior Subordinated Notes Due 2008, Series A (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 10% Senior Subordinated Notes Due 2008 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer.

  The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

  We are the holder of record of Old Notes held by us for your own account. A tender of such Old Notes can be made only by us as the record holder and pursuant to your instructions. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER OLD NOTES HELD BY US FOR YOUR ACCOUNT.

  We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal.

  If you wish to have us tender your Old Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________ 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

  Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution within the meaning of the Securities Act of such New Notes, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an "affiliate," that the undersigned will comply, with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account in exchange for Old Notes, it represents that such Old Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                       Very truly yours,

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

  The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by Pediatric Services of America, Inc. (the "Company") with respect to the Company's Old Notes.

  This will instruct you to tender the Old Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

  Please tender the Old Notes held by you for my account as indicated below:

[ ] AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF OLD NOTES TENDERED

  $__________________________________________________________________

[ ] Please do not tender any Old Notes held by you for my account.

Date:___________________________________________________________________________

Signature(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please print name(s) here:______________________________________________________

                          ______________________________________________________

Address(es):____________________________________________________________________

            ____________________________________________________________________

Area Code and Telephone Number(s):______________________________________________

                                  ______________________________________________

Tax Identification or Social Security Number(s):________________________________

                                                ________________________________


     None of the Old Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Old Notes held by us for your account.

                                       2